                                                                   Exhibit 10.30

                           First Union National Bank
                            One First Union Center
                           301 South College Street
                     Charlotte, North Carolina 28288-0610



NovaStar Financial, Inc.
NovaStar Capital, Inc.
NovaStar Mortgage, Inc.
1901 West 47/th/ Place, Suite 105
Westwood, Kansas 66205



                                                  As of July 28, 2000

Gentlemen

     Reference is made to that certain Master Repurchase Agreement dated as of February 12, 1999 (together with the Addendum to the Master Repurchase Agreement dated as of February 12, 1999) among NovaStar Financial, Inc ("NFI"), NovaStar Capital, Inc. ("NCI") and NovaStar Mortgage, Inc. ("NSM" and together with NFI and NCI, each, individually and jointly and severally, "Seller") and First Union National Bank ("Buyer") (as amended, modified, restated or supplemented from time to time, the "Agreement").

     Seller has requested that Buyer amend the Agreement as hereinafter set forth and Buyer is willing to do so on the terms and conditions hereinafter set forth.

     Seller and Buyer agree that the following definitions set forth in Section 2 of the Agreement are hereby amended in their entirety as follows:

     "Eligible Mortgage Loans" shall mean (a) Mortgage Loans with respect to which each of the representations and warranties set out in Exhibit A hereto is
                                                            ---------
accurate and complete as of the date of the related confirmation and on each day thereafter (and the Seller by including any such Mortgage Loan in any such transaction shall be deemed to so represent and warrant to Buyer at and as of the date of such Transaction) and (b) solely for the period commencing on July 28, 2000 and ending September 30, 2000, the specific Mortgage Loans listed on Exhibit A-1 hereto up to an aggregate sum of $3,200,000.
-----------

     "Term" shall mean the period commencing on February 12, 1999 and ending on July 27, 2001.

     Seller represents and warrants that (a) expect as specifically set forth herein, the Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed, (b) this letter and the Agreement, as amended hereby, constitute legal, valid and binding obligations of Seller and are enforceable against Seller in accordance with their respective terms, (c) no Event of Default or Default has occurred and is continuing or would exist after giving effect to this letter and (d) Seller has no defense, counterclaim or offset with respect to the Agreement.

     The execution, delivery and effectiveness of this letter shall not operate as a waiver of any right, power or remedy of Buyer, nor constitute a waiver of any provision of the Agreement, or any other documents, instruments or agreements executed and/or delivered thereunder or in connection therewith.

     This letter may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party via telecopier shall be deemed an original signature hereto.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     If you are in agreement with the foregoing, kindly execute this letter agreement ("Letter Agreement") in the space provided below and return same to the undersigned. This Letter Agreement shall become effective upon Buyer's receipt of four (4) copies of this Letter Agreement executed by each of the undersigned.

                                        Very truly yours,

                                        FIRST UNION NATIONAL BANK


                                        By: /s/ [SIGNATURE ILLEGIBLE]^^
                                           --------------------------------
                                           Name: [ILLEGIBLE]
                                           Title Vice President


CONSENTED AND AGREED TO:

NOVASTAR FINANCIAL, INC., as a Seller


By: /s/ Rodney E. Schwatken
   ----------------------------------
Name: Rodney E. Schwatken
Title:__ Treasurer

NOVASTAR MORTGAGE, INC., as a Seller


By: /s/ Rodney E. Schwatken
   ----------------------------------
Name: Rodney E. Schwatken
Title:__ Treasurer

NOVASTAR CAPITAL, INC., as a Seller


By: /s/ Rodney E. Schwatken
   ----------------------------------
Name: Rodney E. Schwatken
Title:__ Treasurer

                      [SIGNATURES CONTINUED ON NEXT PAGE]

NOVASTAR MORTGAGE, INC., as a Servicer

By: /s/ Rodney E. Schwatken
   ----------------------------------
Name: Rodney E. Schwatken
Title: Treasurer

NFI HOLDING CORPORATION, as Guarantor

By: /s/ Rodney E. Schwatken
   ----------------------------------
Name: Rodney E. Schwatken
Title: Treasurer